UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2023

GREEN VISOR FINANCIAL TECHNOLOGY ACQUISITION CORP. I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41044	98-1596617
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

88 Kearny Street, Suite 850 San Francisco, CA	94108
(Address of Principal Executive Offices)	(Zip Code)

(650) 489-6697

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	GVCIU	The Nasdaq Stock Market LLC

Class A ordinary shares	GVCI	The Nasdaq Stock Market LLC

Redeemable Warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	GVCIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company, as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Current Report on Form 8-K is filed by Green Visor Financial Technology Acquisition Corp. I, a Cayman Islands exempted company (the “Company”), in connection with the matters described herein.

Item 1.01 Entry into a Material Definitive Agreement.

On February 10, 2023, the Company issued an unsecured convertible promissory note (the “Extension Note”) in the principal amount of $2,001,000 to the Company’s sponsor, Green Visor Capital SPAC I Holdings LLC (the “Sponsor”) in connection with the extension of the date by which the Company has to consummate a business combination from February 12, 2023 to May 12, 2023 (the “Extension”). The Extension Note does not bear any interest, and the loan under the Extension Note may be converted into private placement warrants (the “Extension Loan Warrants”) at a price of $1.00 per warrant, at the option of the Sponsor, with such Extension Loan Warrants having identical terms as the private placement warrants issued in connection with the private placement that was consummated in connection with the Company’s initial public offering (“IPO”). The Company issued the Extension Note in consideration for a loan from the Sponsor to fund the amount that the Company has agreed to deposit into the Company’s trust account established in connection with its IPO (the “Trust Account”).

Also on February 10, 2023, the Company issued an unsecured promissory note (the “Working Capital Note” and, together with the Extension Note, the “Notes”) in the amount of $125,000 to the Sponsor, in exchange for the Sponsor depositing such amount in the Company’s working capital account, in order to provide the Company with additional working capital. The Working Capital Note does not bear any interest, and the principal amount of the loan under the Working Capital Note (or any portion thereof) may be converted into private placement warrants (the “Working Capital Warrants” and together with the Extension Loan Warrants, the “Warrants”) at a price of $1.00 per warrant, at the option of the Sponsor, with such Working Capital Warrants having identical terms as the private placement warrants issued in connection with the private placement that was consummated in connection with the Company’s IPO.

If the Company does not complete a business combination, the Company may repay such loans under the Notes solely from assets not held in the Trust Account, if any. Unless converted at the option of the Sponsor into Warrants, the Company must repay the outstanding principal amount of each Note on the consummation of the initial business combination out of the proceeds of the Trust Account, if any, released to the Company.

The foregoing description of the Extension Note is qualified in its entirety by reference to the Extension Note, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference. The foregoing description of the Working Capital Note is qualified in its entirety by reference to the Working Capital Note, a copy of which is attached as Exhibit 10.2 hereto and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 8.01 Other Events.

On February 2, 2023, the Sponsor notified the Company that it intended to deposit an aggregate of $2,001,000 (representing $0.10 per public share) into the Company’s trust account on or before February 12, 2023. On February 9, 2023, the Company issued a press release announcing that its board of directors had approved the Extension, as contemplated by the Company’s registration statement on Form S-1 (File No. 333-260199). A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On February 13, 2023, the Company issued a press release announcing that the Sponsor had deposited an aggregate of $2,001,000 (representing $0.10 per public share) into the Company’s trust account for its public stockholders. The Extension provides the Company with additional time to complete its initial business combination. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibits

10.1	Promissory Note, dated February 10, 2023
10.2	Promissory Note, Dated February 10, 2023
99.1	Press Release, dated February 9, 2023
99.2	Press Release, dated February 13, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 13, 2023	GREEN VISOR FINANCIAL TECHNOLOGY ACQUISITION CORP. I

	By:	/s/ Richard Kim
		Name:	Richard Kim
		Title:	Vice President and Chief Financial Officer